UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

Great Elm Group, Inc.

Delaware	001-39832	85-3622015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA	02453
(Address of Principal Executive Offices)	(Zip code)

Registrant's telephone number, including area code (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	GEG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 9, 2022, Great Elm Group, Inc. (the “Company”) completed the public offer and sale of $26,945,000 aggregate principal amount of its 7.25% Notes due 2027 (the “Notes”). The Notes were offered and sold pursuant to a Registration Statement on Form S-1 (File No. 333-264692) and the related prospectus which have been filed with the Securities and Exchange Commission.

The Notes were issued under an Indenture, dated as of June 9, 2022 (the “Base Indenture”), as amended and supplemented by a First Supplemental Indenture, dated as of June 9, 2022 (the “First Supplemental Indenture”), each as between the Company and American Stock Transfer & Trust Company, LLC (the “Trustee”).

The Notes will mature on June 30, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after June 30, 2024 at a redemption price of $25 per Note plus accrued and unpaid interest. The Notes bear interest at a rate of 7.25% per year payable quarterly on March 31, June 30, September 30 and December 31 in each year, commencing June 30, 2022. The Notes are direct unsecured obligations of the Company.

The Company expects to use the net proceeds from the Notes offering (i) to make investments in Monomoy REIT and/or (ii) for general corporate purposes, including making opportunistic investments or refinancing subsidiary preferred stock or other indebtedness.

The foregoing descriptions of the Base Indenture, First Supplemental Indenture and Form of Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, First Supplemental Indenture and Form of Note, each filed as Exhibit 4.1, 4.2 and 4.3 hereto, respectively, and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated by reference herein.

Item 8.01. Other Events.

In connection with the Notes offering, on June 7, 2022, the Company entered into an underwriting agreement with Oppenheimer & Co. Inc., as representative of the several underwriters named therein, relating to the sale of the Notes (the “Underwriting Agreement”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated as of June 7, 2022, by and between Great Elm Group, Inc. and Oppenheimer & Co. Inc., as representative of the several underwriters named therein

4.1	Base Indenture, dated as of June 9, 2022, by and between Great Elm Group, Inc. and American Stock Transfer & Trust Company, LLC, as Trustee

4.2	First Supplemental Indenture, dated as of June 9, 2022, by and between Great Elm Group, Inc. and American Stock Transfer & Trust Company, LLC, as Trustee

4.3	Form of 7.25% Note Due 2027 (included in Exhibit 4.2 hereof)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Great Elm Group, Inc.

By.	/s/ Brent J. Pearson
Name:	Brent J. Pearson
Title:	Chief Financial Officer

Date: June 9, 2022